UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2024

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 5, 2024, MetLife, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of its 5.300% Senior Notes due 2034 (the “Senior Notes”). The Senior Notes were issued pursuant to the Senior Indenture, dated as of November 9, 2001 (incorporated by reference to Exhibit 4.1(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011), between the Company and The Bank of New York Mellon Trust Company, N.A., (as successor to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee (the “Trustee”), as supplemented by the Forty-Sixth Supplemental Indenture, dated as of June 5, 2024, with respect to the Senior Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference).

The Senior Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-268442), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 17, 2022, and a prospectus supplement related to the Senior Notes dated June 3, 2024 (filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933).

Item 8.01.	Other Events

On June 3, 2024, the Company entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Pricing Agreement”) relating to the sale of the Senior Notes, each among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement.

A copy of the opinion letter of Willkie Farr & Gallagher LLP, relating to the validity of the Senior Notes is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 3, 2024, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement.

1.2	Pricing Agreement, dated June 3, 2024, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Forty-Sixth Supplemental Indenture, dated as of June 5, 2024, between the Company and the Trustee.

4.2	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion Letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

Date: June 5, 2024	By:	/s/ Tamara L. Schock
	Name:	Tamara L. Schock
	Title:	Executive Vice President and Chief Accounting Officer